Long-term commitments	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Long-term commitments

32	Long-term commitments
(a)	Projects evaluation

As part of NEXA’s activities for the execution of certain greenfield projects, the Company has agreed, with the Peruvian Government, to minimum investments levels in the Magistral Project, that if the Company does not meet by August 2028, would require additional disbursements of 30% over the unexecuted minimum investment commitment. As of December 31, 2023, the unexecuted minimum investment commitment was USD 323,000, and if not completed by August 2028, the penalty exposition would be USD 97,029.

(b)	Environmental Guarantee for Dams

On December 30, 2023, the Decree 48,747 of 2023 of Minas Gerais State was published, which regulates the need for an environmental guarantee, provided for in Law 23,291, of February 25, 2019 – State Policy for Dam Safety, to guarantee environmental recovery in the event of an accident or deactivation of the dams. According to the Decree, the environmental guarantee is applicable to all dams that present the characteristics established by the Law. The Company estimates a guarantee need of approximately USD 27,283 (BRL 132,083) for all structures in the state of Minas Gerais which was calculated based on a methodology specified by the decree itself, which takes into account the reservoir area, a cost factor related to the decommissioning of dams, and considerations about risk classification of the dam and inflation for the period. The Company has until March 28, 2024, to submit a proposal and may choose the following methods: (i) cash deposit; (ii) Bank Deposit certificate-CDB; (iii) bank guarantee; and (iv) guarantee insurance. By December 31, 2024, the Company will contract 50% of the guarantee chosen, 25% must be made by December 31, 2025, and 25% by the end of 2026.